UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09156

PROACTIVE Asset Allocation Funds

(Exact name of registrant as specified in charter)

21 Hawk Ridge Circle, Lake Saint Louis, MO 63367

 (Address of principal executive offices)(Zip code)

Jeffrey J. Unterreiner, Chairman and President

21 Hawk Ridge Circle, Lake Saint Louis, MO 63367

 (Name and address of agent for service)

Registrant's telephone number, including area code:  (314)561-0100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2004

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSRS, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

OPTI-flex® DYNAMIC Fund - Annual Review

February 20, 2005

Dear fellow shareholder:

I am quite pleased with our results for 2004 as our OPTI-flex® DYNAMIC Fund gained 16.5% vs. a Benchmark* of 11.41% given the market returns.  We’ve also exceeded most major indexes for the year, and for the past 3-year period.  And I am very pleased that we are also now listed as a “Lipper Leader” and now rank 5th of 407 “Flexible Portfolio” funds by total return for the 3-year period ending December 31, 2004.  Note that I have been portfolio manager for a portion of the Fund since February 28, 2002 and sole portfolio manager since August of 2002.

	4th Quarter	Full Year	Past 3 years
	(9-30-04 to 12-31-04)	(12-31-03 to 12-31-04)	(12-31-01 to 12-31-04)
			(total return)	(annualized)
OPTI-flex® DYNAMIC	11.75%	16.50%	32.80%	9.91%
Benchmark Return* (see description below)	6.67	11.41	25.65	7.91
Dow Jones World Stock Index	12.22	14.47	21.78	6.79
Wilshire 5000 “Total Market” Index	9.87	10.85	11.80	3.79
S&P 500 Stock Index	9.23	10.88	11.16	3.59
NASDAQ Market Index	14.69	8.59	11.54	3.71

The performance data quoted represents past performance.  The above performance information for the Fund does not reflect the imposition of a 1% Contingent Deferred Sales Charge on shares held less than 1 year.  If reflected, the fee would reduce the quoted performance.  Past performance does not guarantee future results.  The investment return and principal value will fluctuate so that an investors shares, when redeemed, may be worth more or less than original cost.  Current performance may be lower or higher than the performance data quoted.  Updated performance data can be found on our website at www.proactive-inc.com.

As has been the case since March of 2003, our major stock vs. bond allocation favored stocks for the 4th quarter and entire year 2004, and our major stock allocation continues to be in small-cap value funds.  For the quarter, value funds outperformed growth and small-caps outperformed large-caps, which helped in our outperforming the market.  Gains on our non-indexed U.S. Stock Funds ranged from 4.55% to 16.04% for the quarter.  Small-cap value also tended to outperform for the full year as gains on our non-indexed U.S. Stock Funds ranged from 10.5% to 30.7%.

Our best performing asset class for both the quarter and the year was again our international emerging market stock funds as gains on our 3 emerging markets funds ranged from 15.67% to 21.66% for the quarter and 25.5% to 33.0% for the year.  Note that international investment involves additional risks pertaining to currency fluctuations, different accounting standards, and political instability.

Our high yield bond position was up 3.49% for the quarter and 6.75% for the year.  I continue to believe that high yield funds offer the best return potential for the bond allocation of our portfolio as I expect yield spreads to continue narrowing.  However, with corporate bond yields at the lowest levels in nearly 40 years, the potential for any significant advance is fairly minimal.  Note that high yield bonds imply greater risk of default, and thus may have higher volatility than investment grade bonds.

* Our benchmark for investment performance is an average of “the market return” and a 10% fixed annual return.  For the purpose of this model, “the market return” is considered to be an average of the Wilshire 5000 Stock Index and the Dow Jones World Stock Index.  There can be no guarantee that the benchmark will be met through the use of our investment strategy, and we would NOT expect to meet the benchmark over every period of evaluation.  However, the benchmark can be used as a good starting point in evaluating the effectiveness of the manager over periods of 12 months or longer.

Our long-short allocation continues to be in the Templeton Global Long-Short Fund, which was up 4.74% for the quarter and 4.65% for the year.  While the high yield and long-short positions performed below the portfolio as a whole, they continue to add stability to the portfolio.  Note that shorting stocks entails special risks such as the potential for significant losses in a rising market.

Our short-term trading money was again allocated 100% to the Rydex Mekros Fund for the 4th quarter.  While small-cap stocks led the advance for the quarter, our leveraged Mekros Fund gained 20.64%.  Our only move out of the fund during 2004 was in January when we were able to move a portion to the Arktos Fund and increase our shares moving back a few days later.  So while the Mekros Fund gained 25.1% for the year, our trading strategy on the whole did a little better than that.

Market Outlook: While the market advanced significantly in the 4th quarter, earnings also increased.  And while the P/E ratio was higher at the end of the quarter (earnings yield lower), the BAA bond yield also declined similarly.  Thus there was little change in the overall valuation of stocks vs. bonds as my model is still significantly favoring stocks.

The above graph reflects the growth of a $10,000 investment in the OPTI-flex® DYNAMIC Fund from its inception (9/30/1996) to present (12/31/2004) as compared to the Dow Jones World Stock Index.

January effect: Weakness in stocks the first 3 weeks of 2005 has helped to create a lower P/E ratio (higher earnings yield).  Meanwhile the 10-year Treasury yield has declined, and the BAA bond yield has dropped below 6% for the first time since 1968.  Overall this puts relative valuations of stocks at historically cheap levels, and still as good as any time in the past 2 years.

To many, the “January effect” implies outperformance of small-cap stocks in January.  While this happens often, it was certainly not the case this year as small-caps significantly underperformed in the first two weeks of the year.  However, historically the strongest month for small-cap stocks relative to the broader market has actually been February.  Our small-cap positions have begun to again do quite well in the second half of January and first half of February, and I am still expecting to hold the concentration in small-cap funds at least through the end of the month.

In 9 of the last 10 years, the market has advanced 17% or better from a low in September or October to a high within 6 months.  I’m not expecting this year to be an exception, so expecting a strong advance by the middle of April as a reading of 1275 on the S&P 500 would mark a 17% advance from the low of 1090 on October 25, 2004.

Given the valuation of stocks vs. bonds, I also continue to be optimistic on the market for the remainder of 2005.  While valuations between growth and value stocks appear at normal levels, I continue to be partial to value, as actual earnings have historically been much closer to expected earnings for value stocks.

If you have any questions on your fund account(s), please call your representative or our office at (888) PROACTIVE (888-776-2284).

Sincerely,

Jeffrey J. Unterreiner

President, Portfolio Manager

OPTI-flex® DYNAMIC Fund

Schedule of Investments
December 31, 2004

Shares/Principal Amount		Market Value	% of Assets

REGISTERED INVESTMENT COMPANIES – 99.43%
17,184	Aegis Value Fund *	$ 311,897
5,502	Burnham Financial Services Class A	123,802
10,349	CGM Focus Fund *	305,192
15,024	Dreyfus Premier Emerging Markets Class A	294,611
4,778	FBR Small Cap Financial Class A	163,786
9,034	FBR Small Cap Value Class A	377,691
6	Franklin Balance Sheet Investment Class A	370
3,737	Franklin Micro-Cap Fund	133,324
8,701	Hotchkis & Wiley Large Cap Value Class A	197,342
4,963	Hotchkis & Wiley Small Cap Value Class A	251,696
8,417	Matthews Asian Growth Income	133,154
6,187	N/I Numeric Investors Small Cap Value	119,404
10,330	Oppenheimer Developing Markets Class A	277,661
30,589	Pioneer High Yield Class A	355,142
15,169	Rydex Mekros Fund	454,162
4,794	Scudder Dreman High Return Equity Class A	204,554
3,744	Scudder Dreman Small Cap Value	122,531
19,068	Templeton Developing Markets Fund	353,145
11,470	Templeton Global Long-Short Class A *	132,249
8,355	Turnaround Fund	124,909

Total Registered Investment Companies (Cost $3,406,456)		$ 4,436,622	99.43%

Short-Term Investments
20,849	Flex Funds Money Market Fund - Rate .83% **	20,849	0.47%
	(Cost -$ 20,849)

	Total Investments	4,457,471	99.90%
	(Cost -$ 3,427,305)

	Cash and other Assets less Liabilities	4,558	0.10%

	Net Assets	$ 4,462,029	100.00%

*Represents Non-Income Producing Security
**Variable Rate Security; The coupon rate shown represents the rate at December 31, 2004.

The accompanying notes are an integral part of these financial statements.

#

OPTI-flex® DYNAMIC Fund

Statement of Assets and Liabilities
December 31, 2004

Assets:
Investment Securities at Market Value	$ 4,457,471
(Cost $ 3,427,305)
Cash	13,417
Interest Receivable	2
Total Assets	$ 4,470,890
Liabilities
Advisor Fee Payable	2,769
Distribution Fee Payable	3,692
Universal Service Fee Payable	2,400
Total Liabilities	$ 8,861
Net Assets	$ 4,462,029

Net Assets Consist of:
Paid In Capital	11,651,720
Accumulated Realized Gain (Loss) on Investments - Net	(8,219,857)
Unrealized Appreciation in Value	1,030,166
Net Assets, for 651,777 Shares Outstanding	$ 4,462,029
($.10 par value, unlimited shares authorized)
Net Asset Value and Offering Price
Per Share ($4,462,029/651,777 shares)	$ 6.85

Redemption Price ($6.85 x.99%)*	$ 6.78

* A deferred sales charge applies only if redemption occurs less than one year from date of purchase.

The accompanying notes are an integral part of these financial statements.

OPTI-flex® DYNAMIC Fund

Statement of Operations
For the year ended December 31, 2004

Investment Income:
Dividends	$ 46,026
Interest	245
Total Investment Income	46,271

Expenses: (Note 3)
Investment Advisor Fees	28,007
Distribution and Servicing Fees	37,270
Universal Service Fee Expense	24,345
Total Expenses	89,622
Fees Paid Indirectly	(5,099)
Net Expenses	84,523

Net Investment Income (Loss)	(38,252)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gains (Losses) on Investments	85,833
Net Realized Gains from Distributions of Realized Gains by
other Investment Companies	193,208
Net Change in Unrealized Appreciation (Depreciation) on Investments	371,605
Net Realized and Unrealized Gain (Loss) on Investments	650,646

Net Increase (Decrease) in Net Assets from Operations	$612,394

The accompanying notes are an integral part of these financial statements.

OPTI-flex® DYNAMIC Fund

Statements of Changes in Net Assets

	Year ended	Year ended
	12/31/2004	12/31/2003

From Operations:
Net Investment Income (Loss)	$(38,252)	$(21,417)
Net Realized Gain (Loss) on Investments and Distributions of
Realized Gains by other Investment Companies	279,041	(3,756)
Net Change in Unrealized Appreciation (Depreciation)	371,605	738,634
Increase (Decrease) in Net Assets from Operations	612,394	713,461
From Distributions to Shareholders:
Net Investment Income	-	-
Net Realized Gains	-	-
Change in Net Assets from Distributions	-	-
From Capital Share Transactions:
Proceeds From Sale of Shares	1,204,561	1,476,497
Shares Issued on Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(718,247)	(844,775)
Net Increase (Decrease) from Shareholder Activity	486,314	631,722

Net Increase (Decrease) in Net Assets	1,098,708	1,345,183

Net Assets at Beginning of Period	3,363,321	2,018,138
Net Assets at End of Period (including accumulated undistributed net investment income of -0- and -0-, respectively)	$ 4,462,029	$ 3,363,321

Share Transactions:
Issued	196,334	300,211
Reinvested	-	-
Redeemed	(116,877)	(169,981)
Net increase (decrease) in shares	79,457	130,230

Shares outstanding beginning of period	572,320	442,090
Shares outstanding end of period	651,777	572,320

The accompanying notes are an integral part of these financial statements.

OPTI-flex® DYNAMIC Fund

Financial Highlights
Selected data for a share outstanding throughout the period:	1/1/2004		1/1/2003		1/1/2002	1/1/2001		1/1/2000
	to		to		to	to		to
	12/31/2004		12/31/2003		12/31/2002	12/31/2001		12/31/2000

Net Asset Value - Beginning of Period	$ 5.88		$ 4.56		$ 6.19	$ 8.95		$ 15.80

Net Investment Income (Loss)(1)	(0.06)	*	(0.04)	*	0.49	0.07	*	(0.18)
Net Gains or Losses from Investments	1.03		1.36		(1.21)	(2.61)		(4.46)
(realized and unrealized)	0.97		1.32		(0.72)	(2.54)		(4.64)
Total from Investment Operations

Distributions (From Net Investment Income)	0.00		0.00		(0.91)	0.00		(0.62)
Distributions (From Capital Gains)	0.00		0.00		0.00	(0.22)		(1.59)
Total Distributions	0.00		0.00		(0.91)	(0.22)		(2.21)

Net Asset Value - End of Period	$ 6.85		$ 5.88		$ 4.56	$ 6.19		$ 8.95

Total Return(3)	16.50%		28.95%		-11.59%	-28.36%		-29.36%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 4,462		$ 3,363		$ 2,018	$ 8,961		$ 14,382
Ratio of Expenses to Average Net Assets (2)	2.27%		2.29%		2.19%	1.23%		2.32%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	-1.03%		-0.81%		-1.31%	0.97%		-1.36%
Ratio of expenses to Average Net Assets, before
reimbursement and voluntary fee reductions (2)	2.40%		2.40%		4.09%	3.06%		2.52%
Portfolio Turnover Rate	33.46%		146.05%		2077.74%	957.96%		1915.88%

(1)Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)These ratios exclude the expenses of the registered investment companies in which the Fund invests.
(3)Total return in the above table represents the rate that the investor would have earned or lost on an investment in the fund assuming reinvestment of dividends.
* Per share amounts were calculated using the average share method.

The accompanying notes are an integral part of these financial statements.

The OPTI-flex® DYNAMIC Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

1. ORGANIZATION and SIGNIFICANT ACCOUNTING POLICIES

The PROACTIVE Asset Allocation Funds Trust (the "Trust") was organized in 1996 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company.  The OPTI-flex® DYNAMIC Fund (the "Fund"), a series of the Trust, commenced operations on October 1, 1996.  The Fund is authorized to issue an indefinite number of shares of $0.10 par value stock.  The Fund's objective is to seek an above average total return over the long-term consistent with exhibiting less investment risk than a portfolio consisting solely of common stocks. Certain redemptions made within a year of purchase may have a contingent deferred sales charge applied to it in accordance with the Fund's prospectus.

Use of estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Valuation of investments. Securities owned by the Fund and listed or traded on any national securities exchange are valued at each closing of the New York Stock Exchange on the basis of the last sale on such exchange each day that the exchange is open for business.  If there is no sale on that day, or if the security is not listed, it is valued at its last bid quotation on the exchange or, in the case of unlisted securities, as obtained from an established market maker.  The assets of the Fund consist primarily of underlying funds, which are valued at their respective published net asset values at the end of the day.  Futures contracts are valued on the basis of the cost of closing out the liability; i.e., at the settlement price of a closing contract or at the asked quotation for such a contract if there is no sale. Money market instruments (certificates of deposit, commercial paper, etc.) in the Fund are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.  Fixed income securities are priced at the current quoted bid price.  However, U.S. Government Securities and other fixed income securities may be valued on the basis of prices provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities.  The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.  Portfolio securities for which market quotations are not readily available are to be valued by the Manager in good faith at its own expense under the direction of the Trustees.

Repurchase agreements.  The Fund may engage in repurchase agreement transactions whereby the Fund takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Fund and an obligation of the Fund to resell the instrument at an agreed upon price and term.  At all times, the Fund maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.  As of December 31, 2004, the Fund was not invested in any repurchase agreements.

Federal income taxes.  It is the Fund's policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to its shareholders.  Therefore, no federal income tax provision is required.

Distributions to shareholders.  Dividends to shareholders are recorded on the ex-dividend date. The Fund declares and pays dividends from net investment income annually.  The Fund distributes net capital gains, if any, on an annual basis.  The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP.  These differences are primarily due to deferrals of certain losses and expiring capital loss carryforwards.  These "book/tax" differences are either considered temporary or permanent in nature.  To the extent these differences are permanent in nature such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Permanent differences identified in the year ended December 31, 2004, have been reclassified among the components of net assets as follows:

Capital	Undistributed Net Investment Income	Undistributed Net Realized Gains and Losses
($38,252)	$38,252	$-0-

Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains.

Other.   The Fund records purchases and sales of investments on the trade date.    The Fund calculates realized gains and losses from sales of investments on the specific identification basis. Dividend income is recognized on the ex-dividend date and interest income is recognized as earned.

2. INVESTMENT TRANSACTIONS

For the year ended December 31, 2004, the cost of purchases and proceeds from sales, excluding short-term investments were $1,825,459 and $1,240,707, respectively.  There were no purchases or sales of U.S. Government and agency obligations.

The U.S. Federal income tax basis of the Fund's investments at December 31, 2004, was $3,475,589 and net unrealized appreciation for U.S. Federal income tax purposes was $981,882 (gross unrealized appreciation $1,047,077; gross unrealized depreciation $65,195).

3.  AGREEMENTS and OTHER TRANSACTIONS WITH AFFILIATES

PROACTIVE Financial Services, Inc. (the Manager) is the investment adviser and manager for, and has an Investment Advisory Contract with, the Fund.

Pursuant to the Investment Advisory Contract with the Fund, the Manager, subject to the supervision of the Fund's Board of Trustees and in conformity with the stated objective and policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, and disposition of securities.  In connection therewith, the Manager is obligated to keep certain books and records of the Fund.

The Manager also administers the Fund's corporate affairs, and in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund's transfer and disbursing agent.  The Manager earns an annual fee, payable in monthly installments, from the Fund at the rate of 0.75% of the Fund's first $500,000,000 in average net assets and 0.65% of the Fund's average net assets in excess of $500,000,000.  For the year ended December 31, 2004, the Fund paid advisory fees totaling $28,007 to the Manager.  The Fund owed the Manager $2,769 at December 31, 2004 for advisory services.

As of January 1, 2003, the Fund entered into an agreement with the Manager to pay the Manager a “Universal Services Fee” in return for payment of all administrative bills.  Administrative bills shall include, but not be limited to: audit, transfer agency, legal, printing, postage, custody, insurance, and registration.  Under this agreement, the only bills that will remain the responsibility of the Fund will be the Management Fee (currently 0.75%), and distribution fees (currently 0.75% 12b-1 fee and 0.25% shareholder service fee).  The “Universal Services Fee” is equal to 0.65% of the Fund’s first $20 million in average net assets, 0.50% of average net assets between $20 million and $100 million, and 0.25% of average net assets over $100 million.  The Manager earned fees of $24,345 under this agreement for the year ended December 31, 2004, with $2,400 remaining payable to the Manager at December 31, 2004.

Pursuant to Rule 12b-1 of the 1940 Act, the Fund has adopted a Distribution Plan (the "Plan") with PROACTIVE Financial Services, Inc. (the "Distributor").  Under the provisions of the Plan, the Fund pays the Distributor an annual fee, at a maximum rate of 0.75% of average daily net assets of the Fund, to aid in the distribution of Fund shares. Additionally, the Fund has adopted a Service Plan with the Distributor.  Under the provisions of the Service Plan, the Fund pays the Distributor an annual fee, at a maximum rate of 0.25% of average daily net assets of the Fund, to reimburse securities dealers for personal services or maintenance of shareholder accounts.  For the year ended December 31, 2004, the Fund incurred $37,270 of distribution and servicing expenses.  Distribution expenses were reduced by $5,099 due to reimbursements of 12b-1 fees earned from mutual fund holdings.

Certain officers and trustees of the Fund are also officers or directors of the Manager and the Distributor and currently own 4.62% of the capital stock outstanding.

4. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2004, the components of accumulated earnings (deficit) on a tax basis for the Fund were as follows:

Undistributed Ordinary Income	Accumulated Capital and Other Gains and (Losses)	Unrealized Appreciation/(Depreciation)	Total Accumulated Earnings/(Deficit)
$0	($8,171,573)	$981,882	($7,189,691)

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the deferral of losses on wash sales.

5. FEDERAL TAX INFORMATION

For federal income tax purposes, the Fund had a capital loss carryforward of $8,171,573 [of which $4,833,480 and $3,338,093 expire in 2009 and 2010, respectively] as of December 31, 2004, which is available to offset future capital gains, if any.  To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

6. CHANGE IN ACCOUNTANTS

On May 27, 2004, the Fund’s Audit Committee and Board of Trustees selected Cohen McCurdy, Ltd. (“Cohen”) to replace McCurdy & Associates CPA’s, Inc. (“McCurdy”) as the Fund’s auditors for the fiscal year ending December 31, 2004, to be effective upon resignation of McCurdy.

On May 27, 2004, upon receipt of notice that Cohen was selected as the Fund’s auditor, McCurdy, whose audit practice was acquired by Cohen, resigned as independent auditors to the Fund. McCurdy’s report dated January 22, 2004 on OPTI-flex® DYNAMIC Fund’s financial statements for the year ended December 31, 2003 contained no adverse opinion or disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles.  During the period January 22, 2004 through the date of engagement of Cohen, there were no disagreements with McCurdy on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of McCurdy would have caused McCurdy to make reference to the subject matter of disagreements in connection with its report on the Fund’s financial statements for the period.

Neither the Fund nor anyone on its behalf consulted with Cohen on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might rendered on the Fund’s financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or a reportable event (as described in paragraph (a)(1)(v) of said Item 304).

Expense Example (unaudited)

As a shareholder of the OPTI-flex® DYNAMIC Fund, you incur one type of cost: management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 through December 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

OPTI-flex® DYNAMIC Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2004	December 31, 2004	July 1,2004 to December 31,2004

Actual	$ 1,000.00	$ 1,164.97	$ 13.10
Hypothetical
(5% Annual Return before expenses)	$ 1,000.00	$ 1,013.11	$ 12.18

* Expenses are equal to the Fund's annualized expense ratio of 2.40%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

OTHER INFORMATION REGARDING TRUSTEES AND OFFICERS  (unaudited)

The Board of Trustees oversees the management of the Trust and the Fund and elects its officers.  The officers are responsible for the Fund's day-to-day operations.  The Trustees' and officers' names, addresses, years of birth, positions held with Trust, and length of service as a PROACTIVE Asset Allocation Funds Trustee are listed below.  Also included is each Board member's principal occupation during, at least, the past five years.  Those Trustees who are "interested persons", as defined in the 1940 Act, by virtue of their affiliation with the Trust are indicated by an asterisk (*).

Name, Address[1] Year of Birth	Position and Length of Service[2]	Principal Occupation During Past Five Years
Jeffrey J. Unterreiner* Year of Birth: 1969	Trustee/Chairman and President since 1996	President, PROACTIVE Financial Services, Inc. since October 1994; Representative/Portfolio Manager PROACTIVE Money Management, Inc. since July 1991
Robert Lange Year of Birth: 1944	Trustee since 2004	Managing Member, R.A. Lange & Co., L.L.C., an investment advisor Since May 1999.
Arnold D. Tennant Year of Birth: 1940	Trustee since 1998	President, Tennant Capital Management, Inc., an investment advisor, since May 1996; Representative, Clearing Services of America, a broker-dealer, from May 1996 to March 1999.

1 The address of each Trustee is 3401 Technology Dr., Suite 200, Lake Saint Louis, MO  63367.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

*Jeffrey J. Unterreiner is deemed an "interested person" of the Trust by virtue of his position as President of PROACTIVE Financial Services, Inc., the Distributor and Investment Advisor of the Trust.

ADDITIONAL INFORMATION (unaudited)

The following chart gives a visual breakdown of the Fund by the asset allocation of the underlying mutual funds represented as a percentage of the portfolio of investments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees

OPTI-flex® DYNAMIC Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of OPTI-flex® DYNAMIC Fund (“the Fund”), a series of the PROACTIVE Asset Allocation Funds, as of December 31, 2004, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets for the year ended December 31, 2003 and the financial highlights for the periods indicated prior to December 31, 2004 were audited by McCurdy & Associates CPA’s, Inc., whose audit practice was acquired by Cohen McCurdy, Ltd.  McCurdy & Associates CPA’s, Inc. expressed unqualified opinions on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of investments and cash held as of December 31, 2004 by correspondence with the Fund’s custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of OPTI-flex® DYNAMIC Fund, a series of the PROACTIVE Asset Allocation Funds, as of December 31, 2004, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Westlake, Ohio

February 25, 2005

INVESTMENT ADVISER AND DISTRIBUTOR

PROACTIVE Financial Services, Inc.

3401 Technology Dr., Suite 200

Lake Saint Louis, MO  63367-2599

888-776-2284

636-561-0100

CUSTODIAN

U. S. Bank, N.A.

425 Walnut Street

Cincinnati, OH  43017

TRANSFER AGENT AND DIVIDEND

DISBURSING AGENT

Mutual Shareholder Services, Inc.

8869 Brecksville Road, Suite C.

Brecksville, OH  44141

LEGAL COUNSEL

Burns & Levinson, LLP

125 Summer Street

Boston, MA  02110

AUDITORS

Cohen McCurdy, Ltd.

826 Westpoint Parkway, Suite 1250

Westlake, OH  44145-1139

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of trustees has determined that both Arnold Tennant and Robert Lange equally serve as financial experts for the audit committee both are independent for purposes of this Item 3.  Robert Lange is experienced as an MBA, a graduate with BA in Economics, and as a mutual fund portfolio manager for 22 years.  Arnold Tennent is experienced as a representative in the investment business for 30 years, a business consultant for approximately 10 years, and as a mutual fund trustee for the past 7 years.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2003

$ 11,186

FY 2004

$ 11,700

(b)

Audit-Related Fees

Registrant

Adviser

FY 2003

$ 845

$0

FY 2004

$ 1,050

$0

Nature of the fees:

Tax preparation

(c)

Tax Fees

Registrant

Adviser

FY 2003

$ 0

$0

FY 2004

$ 0

$0

Nature of the fees:

Not applicable.

(d)

All Other Fees

Registrant

Adviser

FY 2003

$ 0

$0

FY 2004

$ 0

$0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

100%

N/A

Tax Fees:

N/A

N/A

All Other Fees:

N/A

N/A

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2003

$ 0

$0

FY 2004

$ 0

$0

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 10.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of February 17, 2005, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PROACTIVE Asset Allocation Funds

By /s/Jeffrey J. Unterreiner

     Jeffrey J. Unterreiner

     President

Date March 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Jeffrey J. Unterreiner

     Jeffrey J. Unterreiner

     President

Date March 9, 2005

By /s/Tonjua G. Donnelly

     Tonjua G. Donnelly

     Treasurer

Date March 9, 2005